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                                                                    Exhibit 24.1



                         Consent of Independent Auditors


We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated March 13, 1998, (except Note 17 as to which the date is September 30, 1998), in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of Gen Trak, Inc. filed with the Securities and Exchange Commission.


                                                      /s/ Ernst & Young LLP

Philadelphia, PA
December 23, 1998